UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - NOVEMBER 3, 2006

TRACKPOWER, INC.
(Exact name of Registrant as specified in its charter)

WYOMING	000-28506	13-3411167
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

67 WALL STREET, SUITE 2211
NEW YORK, NEW YORK 10005
(Address of principal executive offices)

(212) 804-5704
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02: Departure of Directors or Principal Officer.

On November 3, 2006, TrackPower, Inc. (the “Company”) announced that John G. Simmonds voluntarily resigned as Chairman of the Board and Director. Mr. Simmonds has served in this capacity since 1998. Mr. Simmonds also resigned as interim Chief Financial Officer.

With the resignation of Mr. Simmonds, Mr. Edward Tracy, Chief Executive Officer will be appointed as interim Chairman of the Board.

With the resignation of Mr. Simmonds as interim Chief Financial Officer, Mr. James Ahearn will act as interim Chief Financial Officer.

This resignation is voluntary; it did not involve a disagreement with the Company on any matter relating to the Company’s operations, policy or practices.

Item 9.01: Financial Statements and Exhibits.

Exhibit 99.1 Press Release Titled TrackPower - Chairman of the Board Resigns

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, TrackPower, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRACKPOWER, INC.

Dated: November 3, 2006	By:	/s/ Edward M. Tracy
Name: Edward M. Tracy
Title: Chairman